UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma consolidated balance sheet and statements of operations and comprehensive loss are based upon the historical consolidated financial statements of LianBio (the “Company”). Unless the context indicates otherwise, any reference in this report to the “Company,” “we,” “us,” and “our” refers to LianBio. The unaudited pro forma consolidated financial statements have been prepared to illustrate the effect of the termination of the Exclusive License Agreement, dated as of August 10, 2020, by and among LianBio, LianBio Licensing, LLC (“LianBio Licensing”) and MyoKardia, Inc. (“MyoKardia”), the termination of the Development Supply Agreement, dated as of August 12, 2021, by and among LianBio, LianBio Licensing, Lian Cardiovascular Limited (“Lian Cardiovascular HK”), Shanghai LianBio Development Co., Ltd. (“Local Agent”) and MyoKardia, the termination of the Development Quality Agreement, dated as of September 14, 2021, by and among MyoKardia, Lian Cardiovascular HK and Local Agent, the termination of the Pharmacovigilance Agreement, dated as of June 4, 2021, by and among Bristol-Myers Squibb Company (“BMS”) and Lian Cardiovascular HK, the termination of the Supplemental Agreement for oHCM, dated as of February 25, 2023, by and among MyoKardia, LianBio, LianBio Licensing, Lian Cardiovascular, Lian Cardiovascular HK, and Local Agent, the termination of the Commercial Supply Agreement, dated as of June 2, 2023, by and among Lian Cardiovascular HK, LianBio Development (HK) Limited (“LianBio Development”), BMS and MyoKardia, the termination of the Quality Assurance Agreement (China), dated as of June 3, 2023, by and among LianBio Development, Lian Cardiovascular HK, Local Agent, BMS, Swords Laboratories Unlimited Company and Squibb Co. & Sons, L.L.C., the termination of the Quality Assurance Agreement (APAC), dated as of June 3, 2023, by and among LianBio Development, Lian Cardiovascular HK, BMS, Swords Laboratories Unlimited Company and Squibb Co. & Sons, L.L.C., the termination of the Supplemental Agreement for nHCM, dated as of August 11, 2023, by and among MyoKardia, LianBio, LianBio Licensing, Lian Cardiovascular HK and Local Agent, the termination of the Warrant to Purchase Ordinary Shares, dated as of August 10, 2020, by and among MyoKardia and Lian Cardiovascular, the termination of the Equity Holders’ Agreement, dated as of August 10, 2020, by and among MyoKardia, LianBio and Lian Cardiovascular, the termination of the Amended and Restated Option Agreement, dated as of August 10, 2020, by and among LianBio, Lian Cardiovascular, Lian Oncology, MyoKardia and QED Therapeutics, Inc., and the termination of the Materials and Information Transfer Agreement, dated as of June 16, 2021, by and between MyoKardia and Lian Cardiovascular HK (collectively, the “Transaction”) for cash consideration of $350 million.

The unaudited pro forma consolidated balance sheet as of June 30, 2023 reflects the pro forma effect as if the Transaction had been consummated on June 30, 2023. The unaudited pro forma consolidated statements of operations and comprehensive loss for the six months ended June 30, 2023 and the years ended December 31, 2022 and 2021 include the Company’s historical consolidated statements of operations and comprehensive loss adjusted to reflect the pro forma effect as if the Transaction had been effective January 1, 2021 (the first day of our 2021 fiscal year). The historical consolidated financial statements referred to above for the Company were included in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2023 and Annual Reports on Form 10-K for the years ended December 31, 2022 and 2021. The accompanying unaudited pro forma consolidated financial information and the historical consolidated financial information presented herein should be read in conjunction with the historical consolidated financial statements and notes thereto.

The unaudited pro forma consolidated balance sheet and statements of operations and comprehensive loss include pro forma adjustments which reflect transactions and events that (a) are directly attributable to the Transaction, (b) are factually supportable and (c) with respect to the statement of operations and comprehensive loss, have a continuing impact on consolidated results. The pro forma adjustments are described in the accompanying notes to the unaudited pro forma consolidated financial statements.

The unaudited pro forma consolidated financial information does not reflect future events that may occur after the Transaction. The unaudited pro forma consolidated statements of operations and comprehensive loss are provided for informational purposes only and are not necessarily indicative of the results of operations that would have occurred if the Transaction had occurred on January 1, 2021 nor is it necessarily indicative of our future operating results. The pro forma adjustments are subject to change and are based upon currently available information.

Unaudited Pro Forma Consolidated Balance Sheets
As of June 30, 2023
(In thousands, except share and per share amounts)

	Historical	Pro Forma Adjustments		Pro Forma
Assets
Current assets:
Cash and cash equivalents	$104,059	$340,000	(a)	$444,059
Marketable securities	163,209	—		163,209
Prepaid expenses and other current assets	4,805	—		4,805
Other receivable	1,025	10,000	(a)	11,025
Total current assets	273,098	350,000		623,098
Restricted cash, non-current	69	—		$69
Property and equipment, net	2,562	—		2,562
Operating lease right-of-use assets	3,049	—		3,049
Other non-current assets	20	—		20
Total assets	$278,798	$350,000		$628,798
Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$1,908	$—		$1,908
Accrued expenses	16,879	8,110	(g)	24,989
Current portion of operating lease liabilities	1,859	—		1,859
Other current liabilities	996	—		996
Total current liabilities	21,642	8,110		29,752
Operating lease liabilities	1,441	—		1,441
Other liabilities	210	—		210
Total liabilities	$23,293	$8,110		$31,403
Commitments and contingencies (Note 8)
Shareholders’ equity:
Ordinary shares, $0.000017100448 par value. 2,923,900,005 shares authorized as of June 30, 2023; 107,167,609 shares issued and outstanding as of June 30, 2023; 2,923,900,005 shares authorized as of December 31, 2022; 107,043,924 shares issued and outstanding as of December 31, 2022	2	—		2
Additional paid-in capital	741,246	—		741,246
Accumulated other comprehensive loss	(3,326)	—		(3,326)
Accumulated deficit	(516,191)	375,664	(b)	(140,527)
Total LianBio shareholders’ equity	221,731	375,664		597,395
Non-controlling interest	33,774	(33,774)	(c)	—
Total shareholders’ equity	255,505	341,890		597,395
Total liabilities and shareholders’ equity	278,798	350,000		628,798

Unaudited Pro Forma Consolidated Statements of Operations and Comprehensive Loss
For the six months ended June 30, 2023
(In thousands, except share and per share amounts)

	Historical	Pro Forma Adjustments		Pro Forma
Operating expenses:
Research and development	$20,285	$(6,876)	(d)	$13,409
General and administrative	30,728	(1,999)	(d)	28,729
Total operating expenses	51,013	(8,875)		42,138
Loss from operations	(51,013)	8,875		(42,138)
Other income (expense):
Interest income, net	5,160	—		5,160
Other (expense) income, net	825	—		825
Net loss before income taxes	(45,028)	8,875		(36,153)
Income tax (benefit) expense	638	—		638
Net loss	(45,666)	8,875		(36,791)
Other comprehensive income (loss):
Foreign currency translation income (loss), net of tax	(1,577)	—		(1,577)
Unrealized gain (loss) on marketable securities, net of tax	291	—		291
Comprehensive loss	$(46,952)	$8,875		$(38,077)
Net loss per share attributable to ordinary shareholders, basic and diluted	$(0.43)	$0.08		$(0.34)
Weighted-average shares outstanding used in computing net loss per share attributable to ordinary shareholders, basic and diluted	107,163,220	107,163,220		107,163,220

Unaudited Pro Forma Consolidated Statements of Operations and Comprehensive Loss
For the twelve months ended December 31, 2022
(In thousands, except share and per share amounts)

	Historical	Pro Forma Adjustments		Pro Forma
Operating expenses:
Research and development	$59,755	$(22,921)	(e)	$36,834
General and administrative	65,598	(3,361)	(e)	62,237
Total operating expenses	125,353	(26,282)		99,071
Loss from operations	(125,353)	26,282		(99,071)
Other income (expense):
Interest income, net	4,321	—		4,321
Other (expense) income, net	10,409	—		10,409
Net loss before income taxes	(110,623)	26,282		(84,341)
Income tax (benefit) expense	(333)	—		(333)
Net loss	(110,290)	26,282		(84,008)
Other comprehensive income (loss):
Foreign currency translation income (loss), net of tax	(1,712)	—		(1,712)
Unrealized gain (loss) on marketable securities, net of tax	(894)	—		(894)
Comprehensive loss	$(112,896)	$26,282		$(86,614)
Net loss per share attributable to ordinary shareholders, basic and diluted	$(1.02)	$0.24		$(0.78)
Weighted-average shares outstanding used in computing net loss per share attributable to ordinary shareholders, basic and diluted	107,923,296	107,923,296		107,923,296

Unaudited Pro Forma Consolidated Statements of Operations and Comprehensive Loss
For the twelve months ended December 31, 2021
(In thousands, except share and per share amounts)

	Historical	Pro Forma Adjustments		Pro Forma
Operating expenses:
Research and development	$158,692	$(7,327)	(f)	$151,365
General and administrative	36,878	7,756	(g)	44,634
Total operating expenses	195,570	429		195,999
Loss from operations	(195,570)	(429)		(195,999)
Other income (expense):
Interest income, net	243	—		243
Other (expense) income, net	(455)	—		(455)
Net loss before income taxes	(195,782)	(429)		(196,211)
Income tax (benefit) expense	518	—		518
Gain on disposal	—	383,774	(h)	383,774
Net loss	(196,300)	383,345		187,045
Other comprehensive income (loss):
Foreign currency translation income (loss), net of tax	512	—		512
Unrealized gain (loss) on marketable securities, net of tax	54	—		54
Comprehensive loss	$(195,734)	$383,345		$187,611
Net loss per share attributable to ordinary shareholders, basic and diluted	$(5.71)	$11.15		$5.44
Weighted-average shares outstanding used in computing net loss per share attributable to ordinary shareholders, basic and diluted	34,394,622	34,394,622		34,394,622

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

Description of Transaction and Basis of Presentation

The unaudited pro forma consolidated balance sheet and statements of operations and comprehensive loss are based upon the historical consolidated financial statements of LianBio, which were included in its Quarterly Report on Form 10-Q for the six months ended June 30, 2023 and its Annual Report on Form 10-K for the years ended December 31, 2022 and December 31, 2021. Unless the context indicates otherwise, any reference in this report to the “Company,” “we,” “us,” and “our” refers to LianBio.

On October 24, 2023, we executed an agreement (the “Termination Agreement”) which represents the termination of the Exclusive License Agreement (the “License Agreement”), dated as of August 10, 2020, by and among LianBio, LianBio Licensing, LLC (“LianBio Licensing”) and MyoKardia, Inc. (“MyoKardia”), the termination of the Development Supply Agreement, dated as of August 12, 2021, by and among LianBio, LianBio Licensing, Lian Cardiovascular Limited (“Lian Cardiovascular HK”), Shanghai LianBio Development Co., Ltd. (“Local Agent”) and MyoKardia, the termination of the Development Quality Agreement, dated as of September 14, 2021, by and among MyoKardia, Lian Cardiovascular HK and Local Agent, the termination of the Pharmacovigilance Agreement, dated as of June 4, 2021, by and among Bristol-Myers Squibb Company (“BMS”) and Lian Cardiovascular HK, the termination of the Supplemental Agreement for oHCM, dated as of February 25, 2023, by and among MyoKardia, LianBio, LianBio Licensing, Lian Cardiovascular, Lian Cardiovascular HK, and Local Agent, the termination of the Commercial Supply Agreement, dated as of June 2, 2023, by and among Lian Cardiovascular HK, LianBio Development (HK) Limited (“LianBio Development”), BMS and MyoKardia, the termination of the Quality Assurance Agreement (China), dated as of June 3, 2023, by and among LianBio Development, Lian Cardiovascular HK, Local Agent, BMS, Swords Laboratories Unlimited Company and Squibb Co. & Sons, L.L.C., the termination of the Quality Assurance Agreement (APAC), dated as of June 3, 2023, by and among LianBio Development, Lian Cardiovascular HK, BMS, Swords Laboratories Unlimited Company and Squibb Co. & Sons, L.L.C., the termination of the Supplemental Agreement for nHCM, dated as of August 11, 2023, by and among MyoKardia, LianBio, LianBio Licensing, Lian Cardiovascular HK and Local Agent, the termination of the Warrant to Purchase Ordinary Shares, dated as of August 10, 2020, by and among MyoKardia and Lian Cardiovascular, the termination of the Equity Holders’ Agreement, dated as of August 10, 2020, by and among MyoKardia, LianBio and Lian Cardiovascular, the termination of the Amended and Restated Option Agreement, dated as of August 10, 2020, by and among LianBio, Lian Cardiovascular, Lian Oncology, MyoKardia and QED Therapeutics, Inc., and the termination of the Materials and Information Transfer Agreement, dated as of June 16, 2021, by and between MyoKardia and Lian Cardiovascular HK (collectively, the “Transaction”) for cash consideration of $350 million. Additionally, the Company will be released from payment obligations of up to $127.5 million in remaining milestone payments under the License Agreement. These milestones have not been achieved as of the date of this report and will not have an impact on the financial statements. Pursuant to the Termination Agreement, the Company will perform certain transition activities to facilitate the transition of development and commercialization of mavacamten in the applicable territories to BMS.

The unaudited pro forma consolidated statements of operations reflect the operations and comprehensive loss of the Company as if the Termination Agreement had been executed on January 1, 2021 (the first day of our 2021 fiscal year). The unaudited pro forma consolidated balance sheet as of June 30, 2023 reflect such transaction as if it had been executed on that date.

Pro Forma Adjustments

The following pro forma adjustments are included in the unaudited pro forma consolidated balance sheet and /or the unaudited pro forma consolidated statement of operations and comprehensive loss:

(a)
Reflects the $350 million termination fee of which $340 million was due within three (3) business days of closing and paid on October 26, 2023 and $10 million to be held in escrow which is classified as an 'Other receivable'.

(b)	Reflects the gain on the Transaction, had the transaction occurred on June 30, 2023.
(c)	Reflects the cancellation of the Warrants Agreement as part of the Transaction.
(d)	Reversal of expenses attributable to mavacamten in the six months ended June 30, 2023, which included costs of mavacamten-related research and development activities, the wages and salaries of associated employees, and fees to mavacamten-related vendors.
(e)	Reversal of expenses attributable to mavacamten in the year ended December 31, 2022, which included costs of mavacamten-related research and development activities, the wages and salaries of associated employees, and fees to mavacamten-related vendors.
(f)	Reversal of expenses attributable to mavacamten in the year ended December 31, 2021, which included costs of mavacamten-related research and development activities, the wages and salaries of associated employees, and fees to mavacamten-related vendors.
(g)	Represents the accrual of $8.1 million in additional transaction costs incurred by the Company subsequent to June 30, 2023. The remaining transaction costs of $83 thousand are included in the historical consolidated statement of operations and comprehensive loss of the Company for the six months ended June 30, 2023. These costs will not affect the Company's consolidated statement of operations and comprehensive loss beyond 12 months after the transaction date. The accrual is partially offset by the reversal of general and administrative expenses attributable to mavacamten in the year ended December 31, 2021, which included the wages and salaries of associated employees and fees to mavacamten-related vendors.
(h)	Gain on disposal, had the Transaction occurred on January 1, 2021, including the reversal of the non-controlling interest associated with the Warrant Agreement, which was terminated as a result of the Transaction. No adjustment has been made to the sale proceeds to give effect to any potential transition period adjustments under the terms associated with the Transaction.